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                             The Vanguard Group (R)

                         Vanguard(R) Selected Value Fund
              Supplement to the Prospectus Dated February 26, 2002


Effective December 2002, Mark Giambrone has joined James P. Barrow as a Fund Manager for Vanguard Selected Value Fund. Mr. Giambrone has worked in investment management since 1998, when he joined Barrow, Hanley, Mewhinney & Strauss, Inc. Mr. Giambrone earned his B.S. at Indiana University and his M.B.A. at the University of Chicago.
     The Fund's investment objective, strategies, and policies remain unchanged.

(C)2002 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                        PS934 122002